                               HOME DIRECTOR, INC.
                            2525 COLLIER CANYON ROAD
                           LIVERMORE, CALIFORNIA 94551

1445 Morninglory Dr.
Petaluma, CA 94954

                                                              January 14, 2004

                 RE: CONFIDENTIALITY AND WORK PRODUCTS AGREEMENT
                     -------------------------------------------

Dear Mr. Steckling:

         It is with great pleasure and enthusiasm that we welcome you to the team of Home Director, Inc. (the "Company"). In the course of your employment with the Company, you may have access to certain of the Company's non-public confidential information, trade secrets, inventions and the like. To ensure the full cooperation of all valued personnel in protecting the confidential information and other property of the Company, it is the Company's policy to require all of its employees and consultants to agree to abide by the following provisions. After carefully reading this letter, please sign and return one copy to me (keeping the other copy for your reference). Once signed and returned by you, this letter will constitute a binding agreement on your part.

         As a condition of your employment with the Company, and in consideration of such employment and the compensation to be received by you from the Company, you hereby agree that:

1. During the term of your employment with the Company and at all times thereafter, you shall not disclose to any person, or use, except as necessary in connection with the performance of your duties in the course of your employment with the Company, any non-public information pertaining to the Company or its business ("Confidential Information"), including but not limited to, (i)
information relating to any Work Products (as defined below), trade secrets, inventions, patents, patent applications, discoveries, copyrights, trademarks, service marks and other proprietary rights, (ii) existing and proposed products, prices, pricing and marketing plans, business projections and forecasts, policies and strategies, operations methods, current and potential customers and suppliers, financial data and any other matters relating to the business of the
Company that are not publicly known, and (iii) any information the disclosure of which may adversely affect the good name, reputation or image of the Company or its business.

2. If pursuant to applicable law, regulation or legal process, you are requested or required to disclose any Confidential Information, you will provide the
Company with prompt notice of such request(s) or requirement(s) to enable the
Company to seek an appropriate protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement. If such protective order or other remedy is not obtained or the Company waives compliance with

the provisions of this letter agreement, you shall (a) furnish only that portion of the Confidential Information which is legally required to be furnished and
(b) use your best efforts to obtain a protective order or other assurance that confidential treatment will be accorded such Confidential Information.

3. If at any time during your employment with the Company, you shall (either alone or with others) make, conceive, create, discover, reduce to practice or become possessed of any Work Product, such Work Product and the benefits thereof shall be a "work made for hire" within the meaning of United States copyright law and shall immediately become the sole and absolute property of the Company.
You shall promptly disclose to the Company (or any persons designated by it)
each such Work Product and, to the extent any such Work Product or any part thereof is not deemed to be a "work made for hire," you hereby assign your entire right, title and interest in such Work Product and the benefits and/or rights resulting therefrom, including without limitation, all patent, copyright and trademark rights therein, to the Company without any additional compensation. You hereby acknowledge that the salary you receive from the
Company in connection with your employment is compensation in full for all services performed by you for the Company and all Work Products and that this letter agreement is a material condition of your employment with the Company.
For purposes of this letter agreement, the term "Work Product" means and includes any information, writing, material, software, product, concept, invention, modification, discovery, design, development, improvement, process, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) that relates to the business of the Company or any of the products or services being developed, manufactured, marketed, sold or otherwise provided by the Company, including without limitation, any computer-related or on-line services, products or applications, or which may conveniently be used in relation therewith, or results from tasks assigned to you by the Company or results from the use of premises owned, leased or contracted for by the Company.

4. (a) You hereby assign your entire right, title and interest in and to the information, writings, materials, software, products, concepts, inventions, modifications, discoveries, designs, developments, improvements, processes, formulae, data, techniques, know-how, secrets or intellectual property rights whatsoever (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) listed on Schedule A hereto (the
"Previous Work Products") and the benefits and/or rights resulting therefrom, including without limitation, all copyright, patent and trademark rights therein, to the Company without any additional consideration or compensation, except as set forth in this Section 4(a). You hereby acknowledge that (i) any equity compensation you receive from the Company as listed on Schedule B hereto, and (ii) any cash payments you receive from the Company as listed on Schedule B hereto are compensation and consideration in full for the assignment of the
Previous Work Products and the benefits and/or rights resulting therefrom. You hereby agree and acknowledge that in the event and to the extent that any equity compensation listed on Schedule B, including without limitation options to purchase common stock, par value $0.01 per share, of the Company (the "Common
Stock"), was granted to you prior to the date hereof in accordance with employment arrangements between you and the Company, the listing of such equity compensation on Schedule B does not represent the right to receive additional equity compensation.

(b) Notwithstanding the provisions of paragraph (a) of this Section 4, the
Company hereby agrees that in the event the closing bid price of the Common
Stock on the principal securities market on which the Common Stock is at any time quoted or listed for trading shall at any time after December 31, 2004 and prior to December 31, 2006, fail to equal or exceed $.50 per share for any reason (including as a result of any cessation or suspension of trading) for a period of at least 30 consecutive trading days (a "Material Price Decline"), then and thereafter, until the earlier of December 31, 2006 and the day, if ever, when such price shall equal or exceed $30 per share on any five consecutive trading days, you shall have the right, by and upon giving written notice to the Company, to terminate your employment with the Company and, upon the giving of such notice, to receive from the Company an assignment of all of the Company's remaining right, title and interest in and to the Previous Work
Products. Such assignment (the "Return of Your IP") shall be effective on and as of the 30th day following the giving of such notice, provided that the Company shall retain, and the Return of Your IP shall be subject to, a non-exclusive, fully-paid, irrevocable license to the Company, subject to sublicense, to use the Previous Work Products for a term of 12 months from the effective date of the Return of Your IP. Nothing in this paragraph (b) shall be deemed to limit or restrict the Company's right to grant licenses or assignments of the Previous
Work Products or any of them, subject to your rights to the Return of Your IP as described in this paragraph (b). Any termination of your employment prior to the occurrence of a Material Price Decline shall not affect your right to request and receive the Return of Your IP in the event of a subsequent Material Price
Decline, nor shall any such termination accelerate or otherwise entitle you to the Return of Your IP in the absence of a Material Price Decline.

5. You shall promptly communicate, without publishing the same, all available information relating to any Work Product and Previous Work Product (with all necessary plans and models) to the Company. You agree that upon the request of the Company, and without any additional consideration or compensation to you, you will take such action and execute such documents as the Company may request to evidence and perfect the Company's ownership of the Work Products and the
Previous Work Products.

         You will also promptly disclose to the Company, and the Company hereby agrees to receive all such disclosures in confidence, any other invention, modification, discovery, design, development, improvement, process, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) made, conceived, discovered, reduced to practice or possessed by you (either alone or with others) at any time during your employment with, or the time you are providing services to, the Company for the purpose of determining whether they constitute
"Work Product" or Previous Work Products as defined or described herein.

6. Upon disclosure of each Work Product and Previous Work Product to the Company pursuant hereto, you will, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may deem necessary or desirable:

(a) to apply for, obtain and vest in the name of the Company alone letters patent, copyrights, trademark registrations or other analogous protection in any country throughout the world and when so obtained or vested to renew, extend and restore the same; and

(b) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation or cancellation of such letters patent, copyright, trademark registration or other analogous protection.

         In the event that the Company is unable, after reasonable effort, to secure your signature on any application, assignment, or other document or instrument relating to letters patent, copyright, trademark or other analogous protection relating to a Work Product or Previous Work Product, whether because of your physical or mental incapacity or for any other reason whatsoever, you hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as your agents and attorneys-in-fact, to act for and on your behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright, trademark or other analogous protection thereon with the same legal force and effect as if executed by you.

7. You acknowledge and agree that any breach of this letter agreement by you may cause the Company to suffer irreparable harm. Consequently, you agree that without prejudice to any other rights or remedies available to the Company, the
Company shall be entitled to equitable relief by way of injunction if you breach or threaten to breach any of the provisions of this letter agreement, without the necessity of proving irreparable harm or posting a bond or other security.

         Of course, you understand that nothing contained in this letter agreement guarantees you any particular term of employment. You will be employed at will, which means that the Company may terminate your employment al any time with or without cause and you may at any time end your employment with the
Company.

         Please acknowledge your agreement to abide by the provisions contained in this letter agreement by signing below and returning one signed copy of this letter to me.

                                                Very truly yours,

                                                HOME DIRECTOR, INC.

                                                By:   /s/    Michael Liddle
                                                     ------------------------
                                                      Michael D. Liddle

                                                      Title:

I HAVE READ, UNDERSTAND AND AGREE TO ABIDE
BY THE TERMS OF THE FOREGOING CONFIDENTIALITY AND
WORK PRODUCTS AGREEMENT

Signature: /s/ Jerry Steckling
           ----------------------------

Print Name:       Jerome D. Steckling
            -----------------------------

Date:  05-03-2004
       ----------]

                                   SCHEDULE A

         EMPLOYEE'S PRIOR INVENTIONS AND EXISTING BUSINESS ASSOCIATIONS
                               ASSIGNED TO COMPANY

         o    Pioneer/TAD professional and theatre contracts and relationship;

         o    ADI (AB Amplifier) relationship and business opportunities;

         o    Presidio, Lucas Films, Skywalker, Pixar, AMPAS, and other custom development projects:

         o    JSX audio technology products and potential patents; and

         o    The items listed below:

1.       4 microphone small room measurement system and software

2.       Long acoustic wavelength vector measurement method using predictive waveshape analysis.

3.       Adding and subtracting of impulse response generated from program material for base line differenced data

4.       Unique method for the display of small room acoustic data on standard computer and small PDA monitors

5.       Method for the integration of sound measurement microphones, accelerometers, and transducers in loudspeakers

6.       Method for the integration of sound measuring systems from the electrical inputs to loudspeakers

7.       Stored error correction lookup tables for latency compensation in DSP processors Exhibit A

8.       Measurement and reverse error correction applications of impedance vs.
         time

9.       Integrating sound measuring and sound treatment in a chip set.

10.      Universal protocol for output of sound measuring data

11.      Sound measurement protocol to standard spreadsheet format for sound system control

12.      Extended audio analyzing for hi-directional networking system of acoustic and transfer function error data

13.      The collection of aggregate sound system data from direct
         hi-directional measurement of system and sound field

                                   1

14.      Linear filter tapped digital signal process for the subtraction of loudspeaker and acoustic errors.

15.      Forward sending of uncompressed unprocessed audio program material in low data rate sub codes for the purpose of comparing actual program material events, where comparison data is used for error correction and aggregate tally and system health information

16.      Quantity distribution of pulse code modulation data in digital to analog converters for the purposes of ballistic error correction in loudspeakers

17.      Non-moving helper coil and method of electronic excitement for ballistic control of loudspeakers

18.      Wall dampening method for diffraction horn lenses

19.      Apparatus for audio compression driver throat diffraction and aiming for variable diffraction polar patterns

Signature:
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Print Name:
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Date:
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                                     2

                                   SCHEDULE B

       EMPLOYEE COMPENSATION FOR ASSIGNMENT OF ITEMS LISTED IN SCHEDULE A

In accordance with this agreement, employee shall receive the following compensation from the company:

         o    119,500 Options to purchase Common Stock assigned to Jerry
              Steckling as Described in Section 4 of this Agreement

         o    14,500 Options to purchase Common Stock assigned to The Mission
              Trust c/o Bruce Howard, EIN# 61630439 as Described in Section 4
              of this Agreement

         o    6,000 Options to purchase Common Stock assigned to Paul C. Pavelka as Described in Section 4 of this Agreement

Signature:
          ----------------------------------------------------

Print Name:
           ---------------------------------------------------

Date:
     -------------------------------